UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 28, 2005
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of Incorporation;
Commission File	Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Press Release
Amendment to Bylaws

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 28, 2005, Commonwealth Edison Company (ComEd), a subsidiary of Exelon Corporation (Exelon), issued a news release announcing changes in directors and officers of ComEd, effective November 28, 2005. The news release is attached to this Report as exhibit 99.1.
The following persons were appointed to ComEd’s board of directors:
•	Sue L. Gin

•	Edgar D. Jannotta

•	John W. Rogers

•	Richard L. Thomas
Frank M. Clark remains a director of ComEd.
Ms. Gin has been a Class I director of Exelon since October 20, 2000. She is the Founder, Owner, Chairman and Chief Executive Officer of Flying Food Group, LLC. She also serves as director of Briazz, Inc.; Centerplate, Inc.; and Miavita, LLC.
Mr. Jannotta has been a Class I director of Exelon since October 20, 2000. He is the Chairman of William Blair & Company, L.L.C. He also serves as director of Aon Corporation; Bandag, Incorporated; and Molex Incorporated.
Mr. Rogers has been a Class III director of Exelon since October 20, 2000. He is the Founder, Chairman and Chief Executive Officer of Ariel Capital Management, LLC. He is the trustee of Ariel Investment Trust. He also serves as director of Aon Corporation; McDonald’s Corporation; and Bally Total Fitness Holding Corporation.
Mr. Thomas has been a Class III director of Exelon since October 20, 2000. He is the retired Chairman of First Chicago NBD Corporation and the First National Bank of Chicago. He also serves as director of The PMI Group, Inc.; Sabre Holdings Corporation; and Sara Lee Corporation.
The appointments follow the resignation of the following directors of ComEd:
•	John W. Rowe
•	S. Gary Snodgrass
•	J. Barry Mitchell
•	John L. Skolds
In addition, the following persons were appointed as officers of ComEd:
•	Frank M. Clark as Chairman and Chief Executive Officer, formerly President of ComEd
•	J. Barry Mitchell as President, formerly Senior Vice President, Chief Financial Officer and Treasurer of Exelon, ComEd, PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation)
•	John T. Costello as Executive Vice President and Chief Operating Officer, formerly Senior Vice President of Operations of ComEd
•	Robert K. McDonald as Senior Vice President, Chief Financial Officer, formerly Senior Vice President and Chief Risk Officer of Exelon
•	Anne R. Pramaggiore as Senior Vice President, Regulatory and External Affairs, formerly Vice President, Regulatory and Strategic Services of ComEd
•	John T. Hooker as Senior Vice President, Legislative and Governmental Affairs, formerly Senior Vice President, Exelon Energy Delivery Property Management, Legislative and External Affairs of ComEd
•	Darryl M. Bradford as Vice President and General Counsel, formerly Vice President and Associate General Counsel of ComEd

Prior to this appointment, Mr. Clark was Executive Vice President and Chief of Staff of Exelon; and President of ComEd. He has also served as Senior Vice President, Distribution Customer and Marketing Services and External Affairs of ComEd; Senior Vice President of ComEd and Unicom; Vice President of ComEd; Governmental Affairs Vice President; and Governmental Affairs Manager. Mr. Clark was elected as an officer of Exelon effective October 20, 2000.
Prior to this appointment, Mr. Mitchell was Senior Vice President, Chief Financial Officer and Treasurer of Exelon, ComEd, PECO and Generation. He has also served as Vice President and Treasurer of Exelon; and Vice President, Treasury and Evaluation, and Treasurer of PECO. Mr. Mitchell was elected as an officer of Exelon effective October 20, 2000.
Prior to this appointment, Mr. Costello served as Senior Vice President of Exelon Energy Delivery Technical Services. Mr. Costello has also served as Senior Vice President of Exelon Energy Delivery Customer and Marketing Services; and Vice President, Customer Operations.
Prior to this appointment, Mr. McDonald served as Senior Vice President of Planning and Chief Risk Officer of Exelon. Mr. McDonald has also served as Chief Risk Officer of Exelon, Vice President of Planning of Exelon and Vice President of Risk Management of Exelon. He was elected as an officer at Exelon on October 20, 2000.
Prior to this appointment, Ms. Pramaggiore served as Vice President, Regulatory and Strategic Services of ComEd. She has also served as Lead Counsel of ComEd.
Prior to this appointment, Mr. Hooker served as Senior Vice President, ComEd, Legislative and External Affairs and Exelon Energy Delivery Real Estate and Property Management. Mr. Hooker has also served as Vice President Exelon Energy Delivery Property Management and ComEd Legislative and External Affairs; Vice President Distribution Services and Public Affairs; and Vice President of Governmental Affairs.
Prior to this appointment, Mr. Bradford served as Vice President and Associate General Counsel of ComEd. Mr. Bradford has also been a senior partner at the Chicago office of Jenner & Block where he served as Co-Chair of the firm’s Litigation Committee and Co-Chair of the firm’s telecommunications practice.
These seven newly appointed ComEd officers have resigned from all other positions they held at Exelon, PECO and Generation. John F. Young, currently Exelon Executive Vice President, Finance and Markets, and Principal Financial Officer, has assumed Mr. Mitchell’s prior responsibilities other than Chief Financial Officer at ComEd.
The appointments of the ComEd officers follow the resignation of John W. Rowe as the Chairman of ComEd. In addition, John L. Skolds resigned as the Principal Executive Officer of ComEd; however, he will continue as the President of Exelon Energy Delivery.
Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year
On November 28, 2005, ComEd amended its by-laws to (1) change the range in the size of the board of directors from a range of three to eight to a range of four to nine, (2) provide that the number of directors may be fixed by either resolution of the board of directors or by action of the stockholders, (3) add a provision that the term of office may be established at the time of election, and (4) eliminate a provision that directors are ineligible for election if they have attained the age of 72 prior to the date of election. A copy of the amendment is attached to this Report as exhibit 99.2.

* * * * *
This combined Form 8-K is being furnished separately by Exelon, ComEd, PECO and Generation (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 15, PECO—Note 14 and Generation—Note 16, (c) Exelon’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.2 “Management’s Discussion and Analysis of Financial Condition and Results of Operation “ and Exhibit 99.3 “Financial Statements and Supplementary Data”, (d) Generation’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.5 “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.6 “Financial Statements and Supplementary Data” and (e) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	News release of Commonwealth Edison Company

99.2	Amendment to Commonwealth Edison Company By-laws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ Katherine K. Combs
Katherine K. Combs
Vice President, Corporate Secretary and Deputy General Counsel

November 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release of Commonwealth Edison Company

99.2	Amendment to Commonwealth Edison Company By-laws